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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 09, 2002

EFJ, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4800 N.W. 1st STREET
LINCOLN, NEBRASKA 68521
(402) 474-4800
(Address, including zip code, and telephone number,
including area code, of registrant's
principal executive office)

Transcrypt International, Inc.
(Former name of registrant if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

        The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the filings of EFJ, Inc. under the Securities Act of 1933.

Item 9.    REGULATION FD DISCLOSURE

        On August 9, 2002, Michael E. Jalbert, Chief Executive Officer, and Massoud Safavi, Chief Financial Officer, of EFJ, Inc. furnished to the Securities and Exchange Commission personal certification pursuant to 18 S.S.C. Section 1350. Copy of the certification is included in this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSCRYPT INTERNATIONAL, INC.
Date: August 09, 2002	By:	/s/ MASSOUD SAFAVI Massoud Safavi Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit No.	Description
99.1	Written certification of Chief Executive Officer and Chief Financial Officer, dated August 9, 2002, pursuant to 18 U.S.C. Section 1350.

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  Item 9. REGULATION FD DISCLOSURE
SIGNATURE